UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2024

Bitcoin Depot Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41305	87-3219029
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3343 Peachtree Road NE, Suite 750

Atlanta, GA 30326

(Address of principal executive offices)

(678) 435-9604

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CRF 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CRF 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BTM	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	BTMWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

At the 2024 Annual Meeting of Stockholders of Bitcoin Depot Inc. (the “Company”), held on December 19, 2024, the Company’s stockholders: (i) approved the proposal to elect seven directors to serve as members of the Board of Directors of the Company until the next annual meeting of stockholders and (ii) ratified the appointment of Wolf & Company, P.C. as the Company’s independent auditors for the fiscal year ending on December 31, 2024.

Further information regarding all of these proposals is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on November 7, 2024. The total number of shares of common stock entitled to vote at the Annual Meeting was 429,852,288, of which 419,379,865 shares, or 97.56%, voted.

The table below shows the votes cast for, against, withheld or abstained and broker non-votes, as to each proposal, including a separate tabulation with respect to each nominee for director. There were no votes against for the proposal regarding the election of directors, and no broker non-votes for the proposal regarding the ratification of the accounting firm.

Proposal 1: To approve the proposal to elect seven directors:

Name	For	Withheld/Abstained	Broker Non-Votes
Brandon Mintz	414,964,344	602,772	3,812,749
Scott Buchanan	415,054,744	512,372	3,812,749
Dan Gardner	415,056,244	510,872	3,812,749
Teri G. Fontenot	415,056,179	510,937	3,812,749
Daniel Stabile	414,981,001	586,115	3,812,749
Bradley Strock	414,974,976	592,140	3,812,749
Tim Vanderham	415,051,317	515,799	3,812,749

Proposal 3: To ratify the appointment of Wolf & Company, P.C. as the Company’s independent auditors for the fiscal year ending on December 31, 2024:

For	Against	Withheld/Abstained	Broker Non-Votes
418,873,267	493,457	13,141	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bitcoin Depot Inc.

Dated: December 19, 2024	By:	/s/ Brandon Mintz
	Name:	Brandon Mintz
	Title:	President and Chief Executive Officer